UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 16, 2016

PGT, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52059	20-0634715
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1070 Technology Drive, North Venice, Florida, 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in Current Report on Form 8-K dated February 16, 2016, as filed on February 17, 2016, on February 16, 2016, PGT, Inc. (“PGTI” and “Registrant”), through its wholly-owned subsidiary PGT Industries, Inc. (“PGT”), completed the purchase (the “Acquisition”) of all of the issued and outstanding shares of the common stock of WinDoor Incorporated, a Florida corporation (“WinDoor”), par value $.01 per share, and all of the issued and outstanding membership units of LTE, LLC, a Florida limited liability company (“LTE”, and together with WinDoor, the “Acquired Companies”), in accordance with the terms and conditions of that certain Stock Purchase Agreement, dated November 25, 2015, (the “Purchase Agreement”) by and among PGT, the Acquired Companies, R. Frank Lukens, Jr. Revocable Trust, solely in its capacity as the representative of the equity holders of the Acquired Companies (the “Representative”) and the sellers identified on the signature pages thereto (the “Sellers”).  As a result of the Acquisition, the Acquired Companies became wholly-owned subsidiaries of PGT.

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the initial Form 8-K and to include certain financial statements of WinDoor and its subsidiaries, which includes the Acquired Companies, and certain pro forma condensed combined financial information of the Registrant, and the Acquired Companies as discussed below.

Any information required to be set forth in the initial Form 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the initial Form 8-K, and the Registrant has not updated any information contained therein to reflect events that have occurred since the date of the initial Form 8-K. Accordingly, this Amendment should be read in conjunction with the initial Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated financial statements of WinDoor, Inc. and Subsidiaries as of and for the year ended December 31, 2015 required to be filed pursuant to Item 9.01(a) of Form 8-K are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the year ended January 2, 2016, required to be filed pursuant to Item 9.01(b) of Form 8-K is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. This pro forma information gives effect to certain pro forma events related to the acquisition and has been presented for information purposes only. It does not purport to project the future financial position or operating results of the post-acquisition combined company. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the Acquisition, including synergies and cost savings. The unaudited pro forma condensed combined consolidated financial information should not be construed to be indicative of future results of operations or financial position.

(c) Exhibits.
Exhibit No.	Description
2.1

Stock Purchase Agreement, dated November 25, 2015, among PGT, the Acquired Companies, the Representative and the Sellers identified on the signature pages thereto (Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the SEC on November 30, 2015).

10.1

Credit Agreement, dated February 16, 2016, among PGTI, the lending institutions from time to time party thereto, and Deutsche Bank AG New York Branch, as Letter of Credit Issuer, Swing Line Lender, Administrative Agent and Collateral Agent (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 17, 2016).

23.1	Consent of Berman Hopkins Wright & LaHam, CPAs and Associates, LLP
99.1

Press Release dated February 16, 2016 (Incorporated by reference to the exhibit number 99 to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2016).

99.2	Unaudited Pro Forma Combined Condensed Consolidated Financial Information
99.3	Audited Consolidated Financial Statements and Supplemental Information of WinDoor, Inc. and Subsidiaries for the Years ended December 31, 2015 and 2014

Forward-Looking Statements

From time to time, we have made or will make forward-looking statements within the meaning of Section 21E of the Exchange Act. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal”, “objective”, “plan”, “expect”, “anticipate”, “intend”, “project”, “believe”, “estimate”, “may”, “could”, or other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, results, circumstances or aspirations. Our disclosures in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission and in oral presentations. Forward-looking statements are based on assumptions and by their nature are subject to risks and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. Factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to:

●	Changes in new home starts and home remodeling trends
●	The economy in the U.S. generally or in Florida where the substantial portion of our sales are generated
●	Raw material prices, especially aluminum
●	Transportation costs
●	Level of indebtedness
●	Dependence on our impact-resistant branded product lines
●	Integration of acquisition(s)
●	Product liability and warranty claims
●	Federal and state regulations, and
●	Dependence on our manufacturing facilities

Any forward-looking statements made by us or on our behalf speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances. Before making any investment decision, you should carefully consider all risks and uncertainties disclosed in all our SEC filings, including our reports on Forms 8-K, 10-Q and 10-K and our registration statements under the Securities Act of 1933, as amended, all of which are accessible on the SEC’s website at www.sec.gov and at http://ir.pgtindustries.com/sec.cfm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, Inc.

	By:	/s/ Mario Ferrucci III
Name: Mario Ferrucci III
Title: Vice President and General Counsel
Dated: May 3, 2016

EXHIBIT INDEX
Exhibit No.	Description
2.1

Stock Purchase Agreement, dated November 25, 2015, among PGT, the Acquired Companies, the Representative and the Sellers identified on the signature pages thereto (Incorporated by reference to the exhibit numbered as indicated above to Registrant’s Current Report on Form 8-K filed with the SEC on November 30, 2015).

10.1

Credit Agreement, dated February 16, 2016, among PGTI, the lending institutions from time to time party thereto, and Deutsche Bank AG New York Branch, as Letter of Credit Issuer, Swing Line Lender, Administrative Agent and Collateral Agent. (Incorporated by reference to the exhibit numbered as indicated above to Registrant’s Current Report on Form 8-K filed with the SEC on February 17, 2016).

23.1	Consent of Berman Hopkins Wright & LaHam, CPAs and Associates, LLP
99.1

Press Release dated February 16, 2016 (Incorporated by reference to the exhibit numbered as indicated above to Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 17, 2016).

99.2	Unaudited Pro Forma Combined Condensed Consolidated Financial Information
99.3	Audited Consolidated Financial Statements and Supplemental Information of WinDoor, Inc. and Subsidiaries for the Years ended December 31, 2015 and 2014